CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Sep. 27, 2020	Dec. 29, 2019	Dec. 30, 2018
SHAREHOLDERS' DEFICIT
Preferred stock, shares par value	$ 0.001	$ 0.001	$ .001
Preferred stock, shares authorized	2,000,000	2,000,000	2,000,000
Preferred stock, shares outstanding	0	0	0
Common stock, shares par value	$ .001	$ .001	$ .001
Common stock, shares authorized	50,000,000	50,000,000	50,000,000
Common stock, shares outstanding	8,095,004	8,095,004	8,086,004